                                                                    Exhibit 10.6
                                                                    ------------


                               THERMA-WAVE, INC.

                           EXECUTIVE STOCK AGREEMENT
                           -------------------------


          THIS EXECUTIVE STOCK AGREEMENT (this "Agreement") is made and entered into as of May 16, 1997 by and between Therma-Wave, Inc., a Delaware corporation (the "Company"), and Allan Rosencwaig ("Executive").

          The Company and Executive desire to enter into this Agreement pursuant to which (i) the Company will issue to Executive 993,279 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common") and 110,364 shares of the Company's Class L Common Stock, par value $.01 per share (the "Class L Common"), (ii) the Company will issue to Executive up to 671,875 shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common") and (iii) pursuant to the Company's 1997 Stock Purchase and Option Plan, a copy of which is attached hereto as Exhibit A (the "Plan"), the Company will grant to Executive options (collectively, the "Management Options," and each, a "Management Option") to acquire an aggregate of 671,875 shares of Class B Common, which options will be divided into five tranches (collectively, the "Tranches"); the first tranche ("Tranche 1") will consist of Management Options to acquire 134,375 shares of Class B Common at an exercise price of $8.93 per share; the second tranche ("Tranche 2") will consist of Management Options to acquire 134,375 shares of Class B Common at an exercise price of $10.68 per share; the third tranche ("Tranche 3") will consist of Management Options to acquire 134,375 shares of Class B Common at an exercise price of $12.43 per share; the fourth tranche ("Tranche 4") will consist of Management Options to acquire 134,375 shares of Class B Common at an exercise price of $14.18 per share; and the fifth tranche ("Tranche 5") will consist of Management Options to acquire 134,375 shares of Class B Common at an exercise price of $15.89 per share. Capitalized terms used herein and not otherwise defined are defined in Section 13 hereof.

          The parties hereto agree as follows:

                          STOCK AND OPTION PROVISIONS

          1.   Purchase and Sale of Stock.

          (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 993,279 shares of Class A Common at a price of $0.235 per share and 110,364 shares of Class L Common at a price of $19.085 per share (collectively, the "Rollover Stock"), for an aggregate purchase price of $2,339,717.51. The Company will deliver to Executive certificates representing the Rollover Stock, and, upon receipt of such certificates, Executive will deliver to the Company $2,339,717.51 by delivery of a certified check or wire transfer of funds.

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          (b)  On or prior to April 15, 1998, at the Executive's request, the
Company shall loan to Executive an amount equal to all federal, state and local taxes required to be paid by Executive as a result of payments to Executive by Toray Industries, Inc. ("Toray") on the date hereof pursuant to the Agreement, dated as of January 25, 1996, among Toray, Executive and other key employees listed therein in connection with the Company's recapitalization. In consideration of such loan, Executive shall issue to the Company a promissory note in the form of Exhibit B attached hereto (the "Rollover Stock Note"). Executive's obligations under the Rollover Stock Note will be secured by a pledge of all of the Rollover Stock, and in connection therewith Executive will enter into a pledge agreement in the form of Exhibit C attached hereto.

          (c) Immediately after the closing of the transactions contemplated by the Recapitalization Agreement, dated as of December 18, 1996, among the Company, Sellers and Purchaser (each as defined therein), Executive will purchase, and the Company will sell, 671,875 shares of Class B Common (the "Time Vesting Stock"), at a price of $0.235 per share for an aggregate purchase price of $157,890.63. The Company will deliver to Executive certificates repre senting the Time Vesting Stock, and, upon receipt of such certificates, Executive will deliver to the Company $6,718.75 by delivery of a check or wire transfer of funds and a promissory note in the form of Exhibit D attached hereto in the aggregate principal amount of $151,171.88 (the "Time Vesting Stock Note"). Executive's obligations under the Time Vesting Stock Note will be secured by a pledge of all of the Time Vesting Stock, and in connection therewith Executive will enter into a pledge agreement in the form of Exhibit E attached hereto.

          (d) Section 83(b) Election. Within 30 days after the date hereof, the Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form of Exhibit F attached hereto.

          (e) Vesting of Time Vesting Stock. Subject to the provisions of subsection 1(f), on each August 16, November 16, February 16, and May 16 (beginning on August 16, 1997 and ending on May 16, 2002) (each, a "Vesting Date"), 33,593.75 shares of the Time Vesting Stock will become vested if Executive is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date; provided that if an Early Termination occurs then the Time Vesting Stock will continue to vest through the date that is thirty months following the date of the Early Termination (such additional period being the "Extended Vesting Period") as if Executive had been continuously employed by the Company or its Subsidiaries during such period; and provided, further, that upon the occurrence of a Sale of the Company, all of the Time Vesting Stock will immediately vest. The shares of the Time Vesting Stock which have vested as set forth above will be hereafter referred to as "Vested Time Vesting Stock" and the shares of the Time Vesting Stock which have not vested will be hereafter referred to as "Unvested Time Vesting Stock."

          (f) No Vesting After Time Vesting Termination Date or Competition Date. Notwithstanding any provision of subsection 1(e) to the contrary, none of the Time Vesting Stock will become Vested Time Vesting Stock on or after the first to occur of (i) the Time Vesting Termination Date and (ii) the Competition Date. All shares of the Time Vesting Stock which have become Vested Time Vesting Stock prior to the Time Vesting Termination Date or the Competition Date, as the case may be, will remain Vested Time Vesting Stock after the Time Vesting Termination Date or the Competition Date, respectively.

          2.   Management Options and Management Option Shares.

          (a) Management Options Grant. The Company hereby grants to Executive, pursuant to the Plan, Management Options to purchase an aggregate of 671,875 shares of Class B Common ("Management Option Shares"). Tranche 1 will consist of Management Options to purchase 134,375 Management Option Shares at an exercise price of $8.93 per share (the "Tranche 1 Exercise Price"); Tranche 2 will consist of Management Options to purchase 134,375 Management Option Shares at an exercise price of $10.68 per share (the "Tranche 2 Exercise Price"); Tranche 3 will consist of Management Options to purchase 134,375 Management Option Shares at an exercise price of $12.43 per share (the "Tranche 3 Exercise Price"); Tranche 4 will consist of Management Options to purchase 134,375 Management Option Shares at an exercise price of $14.18 per share (the "Tranche 4 Exercise Price"); and Tranche 5 will consist of Management Options to purchase 134,375 Management Option Shares at an exercise price of $15.89 per share (the "Tranche 5 Exercise Price"). The Tranche 1 Exercise Price, the Tranche 2 Exercise Price, the Tranche 3 Exercise Price, the Tranche 4 Exercise Price, and the Tranche 5 Exercise Price are collectively referred to herein as "Management Option Prices" and individually as a "Management Option Price". With respect to each Tranche, the Management Option Price and the number of Management Option Shares will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Management Options will be immediately exercisable and, subject to earlier expiration as provided in subsection 2(b) below, will expire on the Expiration Date. Each Tranche may be exercised separately; provided that each Tranche may only be exercised in whole and not in part. The Management Options are not intended to be "incentive stock options" within the meaning of Section 422A of the Code.

          (b) Expiration Upon Termination of Employment. Any Management Options which have not been exercised prior to the Termination Date will expire on the earlier of (i) 90 days after the Termination Date and (ii) the Expiration Date and may not be exercised thereafter under any circumstance. Notwithstanding anything herein to the contrary, if an Early Termination occurs then a portion of each Tranche of Management Options equal to the product of (i) the number of Management Options Shares in each such Tranche multiplied by (ii) a fraction (which will in no event be greater than one), the numerator of which will equal the sum of (A) the number of completed 3-Month Periods elapsed between May 16, 1997 and the date of the Early Termination plus (B) if and only if the applicable Management Target as of the Termination Date has been exceeded, 10, and the denominator of which will equal 20 (collectively, the "Extended Options"), will not expire until the Expiration Date. Notwithstanding anything herein to the contrary, any

Management Options which have not expired prior to the Competition Date will expire 30 days after the Competition Date and may not be exercised thereafter under any circumstance.

          (c) Procedure for Exercise. At any time after the earlier of (i) six months after the date hereof and (ii) the effective date of a registration statement with respect to the Company's debt securities under the 1933 Act and prior to the Expiration Date, Executive may exercise all or a portion of the Management Options which have not expired pursuant to subsection 2(b) above by delivering written notice of exercise to the Company, together with (i) a written acknowledgment that Executive has read and has been afforded an opportunity to ask questions of members of the Company's management regarding all financial and other information provided to Executive regarding the Company and (ii) (x) a certified check or wire transfer of funds in an amount equal to the par value of the Management Option Shares being purchased (the "Cash Amount") and (y) a promissory note in the form of Exhibit G attached hereto (an "Option Note") in the aggregate principal amount equal to the aggregate Management Option Prices (calculated with respect to each Tranche based on the number of Management Option Shares of such Tranche to be acquired by Executive and the Management Option Price for such Tranche) for the Tranche(s) being
exercised less the Cash Amount.   Executive's obligations under the Option Note
will be secured by a pledge of all of the Management Option Shares, and in connection therewith Executive will enter into a pledge agreement in the form of Exhibit H attached hereto. As a condition to any exercise of the Management Options, Executive will permit the Company to deliver to him all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable Executive to make an informed investment decision.

          (d) Non-Transferability of Management Options. The Management Options are personal to Executive and are not transferable by Executive except pursuant to the laws of descent or distribution. Only Executive or his legal guardian or representative may exercise the Management Options.

          (e) Vesting of Management Option Shares. The Management Option Shares will become vested (regardless of whether the corresponding Management Options have been exercised) on the fifth anniversary of the date hereof if Executive is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date; provided that (i) if an Early Termination occurs, a percentage of the amount of Management Option Shares issued or issuable upon exercise of each Tranche equal to the result of (A) the number of completed 3-Month Periods elapsed between May 16, 1997 and the date of the Early Termination, divided by (B) 20, will become vested on the date of the Early Termination; (ii) if an Early Termination occurs and as of the Termination Date the applicable Management Target has been achieved, an additional 50% of all Management Option Shares issued or issuable upon exercise of each Tranche (or, if less, any amounts remaining unvested after the operation of subclause
(i)) shall vest on a straight-line basis on each Vesting Date occurring after the Termination Date until (and including) May 16, 2002 (such Shares, the "Management Target Option Shares") and (iii) provided, further, that all of the outstanding Management Option Shares will become vested upon the occurrence of a Sale of the Company. The Management Option Shares which have vested as set forth above will be hereafter


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

referred to as "Vested Management Option Shares" and the Management Option Shares which have not vested will be hereafter referred to as "Unvested Management Option Shares."

          (f) No Vesting After Termination Date or Competition Date. Notwithstanding any provision of subsection 2(e) to the contrary, none of the Unvested Management Option Shares will become Vested Management Option Shares after the first to occur of (i) the Termination Date (except for the Management Target Option Shares, as provided above) and (ii) the Competition Date. All Management Option Shares which have become Vested Management Option Shares prior to the Termination Date or the Competition Date, as the case may be, will remain Vested Management Option Shares after the Termination Date or the Competition Date, respectively.

          (g) Section 83(b) Election. If any Management Options are exercised prior to May 16, 2002, then within 30 days after the date of exercise, the Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, in the form of Exhibit I attached hereto.

          3.   Representations and Warranties; Acknowledgments.

          (a) Representations and Warranties by Executive. In connection with the purchase and sale of Executive Stock hereunder, Executive represents and warrants to the Company that:

               (i) The shares of Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act or any applicable state securities laws, and the shares of Executive Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

               (ii) Executive is an executive officer of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in Executive Stock.

               (iii) Executive is able to bear the economic risk of his investment in Executive Stock for an indefinite period of time because Executive Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company and its Subsidiaries as he has requested. Executive has reviewed, or has had an opportunity to review, a copy of the Recapitalization Agreement and the persons listed on the signature pages thereto, and

     Executive is familiar with the transactions contemplated thereby. Executive also has reviewed, or has had an opportunity to review, the Company's Certificate of Incorporation and the Company's Bylaws and any credit agreements, notes and related documents to which the Company is a party.

               (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

          (b) Acknowledgment by Executive. As an inducement to the Company to sell the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that:

               (i) the Company will have no duty or obligation to disclose to Executive, and Executive will have no right to be advised of, any material information regarding the Company or its Subsidiaries at any time prior to, upon or in connection with the repurchase of Executive Stock as provided hereunder; and

               (ii) subject to any employment agreement between Executive and the Company or applicable law, neither the issuance of Executive Stock to Executive nor any provision contained herein will entitle Executive to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason.

          4.   Repurchase Option.

          (a) Repurchase Option. If the Termination Date or the Competition Date occurs, the Executive Stock, whether held by Executive or one or more transferees, will be subject to repurchase by the Company and the Bain Group (each of the aforementioned, solely at their option) pursuant to the terms and conditions set forth in, and to the extent described in, this Section 4 (the "Repurchase Option"):

               (i) In the event that Executive is terminated by the Company with Cause or Executive resigns (other than for Good Reason), (A) the outstanding Unvested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof,
     (B) the Unvested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the lesser of the Fair Market Value thereof as of the Termination Date and the Original Cost thereof, (C) the outstanding Vested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date, (D) the Vested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the Fair

     Market Value thereof as of the Termination Date and (E) the Rollover Stock will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date; provided that, if the Company has consummated a Public Offering prior to the Termination Date, none of the Rollover Stock, the Vested Management Option Shares or the Vested Time Vesting Shares shall be subject to the Repurchase Option.

               (ii) In the event Executive is terminated by the Company without Cause or Executive resigns for Good Reason (and in either case an Early Termination has not occurred), (A) the outstanding Unvested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof, (B) the Unvested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof, (C) the outstanding Vested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the greater of the Fair Market Value thereof as of the Termination Date and the Original Cost thereof, (D) the Vested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the greater of the Fair Market Value thereof as of the Termination Date and the Original Cost thereof and (E) the Rollover Stock will not be subject to the Repurchase Option; provided that, if the Company has consummated a Public Offering prior to the Termination Date, none of the Rollover Stock, the Vested Management Option Shares or the Vested Time Vesting Shares shall be subject to the Repurchase Option.

               (iii) In the event of an Early Termination, (A) the outstanding Unvested Management Option Shares (other than the Management Target Option Shares) will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof, (B) the portion of the Time Vesting Stock that has not become vested and that will not become vested prior to the expiration of the Extending Vesting Period will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof and (C) the Vested Management Option Shares will not be subject to the Repurchase Option, (D) the Vested Time Vesting Stock (including the Time Vesting Stock that will become vested during the Extended Vesting Period) will not be subject to the Repurchase Option and (E) the Rollover Stock will not be subject to the Repurchase Option.

               (iv) Notwithstanding anything in clauses (a)(i)-(iii) to the contrary, in the event the Competition Date occurs, (A) the outstanding Unvested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Original Cost thereof, (B) the Unvested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the lesser of the Fair Market Value thereof as of the Termination Date and the Original Cost thereof, (C) the outstanding Vested Management Option Shares will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date, (D) the Vested Time Vesting Stock will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date and (E) the Rollover Stock will be subject to the Repurchase Option at a price per share equal to the Fair Market Value thereof as of the Termination Date; provided


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

     that, if the Company has consummated a Public Offering prior to the Competition Date, none of the Vested Management Option Shares, the Vested Time Vesting Shares or the Rollover Stock shall be subject to the Repurchase Option.

          (b) Repurchase Procedures. The Repurchase Option is exercisable by the Company delivering written notice (the "Repurchase Notice") to the holder or holders of each Class of Executive Stock subject to the Repurchase Option (the "Applicable Stock") within 90 days after the Applicable Repurchase Date. The Repurchase Notice will set forth the number of shares of each Class of Applicable Stock to be acquired from such holder(s), the aggregate consideration to be paid for such holder's shares of each such Class of Applicable Stock and the time and place for the closing of the transaction. If any shares of any Class of Applicable Stock are held by any transferees of Executive, the Company will purchase the shares of such Class elected to be purchased from such holder(s) of Applicable Stock, pro rata according to the number of shares of such Class of Applicable Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share).

          (c)  Bain Group's Rights.

               (i) If for any reason the Company does not elect to purchase all of the shares of Applicable Stock pursuant to the Repurchase Option prior to the 90th day following the Applicable Repurchase Date, the Bain Group will be entitled to exercise the Repurchase Option, in the manner set forth in this
Section 4, for those shares of each Class of Applicable Stock the Company has not elected to purchase (the "Available Shares"); provided that the Bain Group will not be entitled to exercise the Repurchase Option with respect to any Unvested Management Option Shares or Unvested Time Vesting Stock unless the Company is legally or contractually prohibited from repurchasing such stock. As soon as practicable, but in any event within thirty (30) days after the Company determines that there will be any Available Shares, the Company will deliver written notice (the "Option Notice") to the Bain Group setting forth the number of each Class of Available Shares and the price for each Available Share.

               (ii) Each member of the Bain Group initially will be permitted to purchase its pro rata share (based upon the number of shares of Common Stock then held by such member of the Bain Group) of each Class of the Available Shares. Each member of the Bain Group may elect to purchase any number of any Class of the Available Shares (subject to the preceding sentence) by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Election Period").

               (iii) As soon as practicable but in any event within five (5) days after the expiration of the Election Period, the Company will, if necessary, notify the members of the Bain Group electing to purchase Available Shares of any Class of Available Shares which the members of the Bain Group have elected not to purchase and each of the electing members of the Bain Group will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second Option Notice"); provided that if in the aggregate such members of the Bain Group elect to purchase more than the remaining Available Shares of any Class, such remaining Available Shares purchased by each such member of the Bain Group of such Class will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such member of the Bain Group. Each member of the Bain Group may elect to purchase any of the remaining Available Shares available to such member of the Bain Group by delivering written notice to the Company within 10 days after the delivery of the Second Option Notice (with such 10-day period referred to herein as the "Second Election Period").

               (iv) As soon as practicable but in any event within five (5) days after the expiration of the Election Period or the Second Election Period (if any) the Company will, if necessary, notify the holder(s) of Applicable Stock as to the number of shares of each Class of such Applicable Stock being purchased from the holder(s) by the members of the Bain Group (the "Supplemental Repurchase Notice"). At the time the Company delivers a Supplemental Repurchase Notice to the holder(s) of such Applicable Stock, the Company will also deliver to each electing member of the Bain Group written notice setting forth the number of shares of each Class of Applicable Stock the Company and each member of the Bain Group will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

          (d)  Closing.  The closing of the transactions contemplated by this
Section 4 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 90 days after the delivery of such notice. The members of the Bain Group will pay for any shares of Applicable Stock to be purchased by such members of the Bain Group pursuant to the Repurchase Option by delivery of a check payable to the holder of such shares of Applicable Stock. The Company will pay for any shares of Applicable Stock to be purchased by the Company pursuant to the Repurchase Option (if any) first, to the extent of any amounts owed to the Company under the Rollover Stock Note, the Time Vesting Stock Note and/or the Option Note, as the case may be, used to purchase the shares of Applicable Stock being repurchased, by offsetting such amounts and second, the Company shall pay the remaining portion of the purchase price by delivery of (i) a check payable to the holder of such shares of Applicable Stock or (ii) a note or notes payable in three equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest at a rate per annum equal to 7%, or (iii) a combination of (i) and (ii) in the aggregate amount of such remaining portion. Any notes issued by the Company pursuant to this subsection 4(d) will be subject to any restrictive covenants to which the Company is subject at the time of such purchase. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of shares of Applicable Stock by the Company will be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of shares of Executive Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions; provided, however, that in such circumstances any such repurchases for Fair Market Value shall be for the greater of (i) the Fair Market Value on the date such restrictions lapse and
(ii) the Fair Market Value on the Termination Date. The Company and/or the members of the Bain Group, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the shares of Applicable Stock, including, but not limited to, the representation that such seller has good and marketable title to such shares of Applicable Stock to be transferred free and clear of all liens, claims and other encumbrances.

          (e) Termination of Repurchase Option. The provisions of this Section 4 will terminate upon the first to occur of (i) a Sale of the Company and (ii) the later of (A) the fifth anniversary of the date of this Agreement and (B) a Public Offering.

          5.   Restrictions on Transfer of Executive Stock.

          (a) Transfer of Executive Stock. Executive will not sell, pledge, transfer or otherwise dispose of (a "Transfer") any interest in any shares of Executive Stock, except pursuant to the provisions of Sections 4, 5(b), 6, 7 and 8 hereof.

          (b)  Certain Permitted Transfers.  The restrictions contained in this
Section 5 will not apply with respect to Transfers of shares of Executive Stock
(i) pursuant to applicable laws of descent and distribution, (ii) among Executive's Family Group, or (iii) at such times as the Investors sell shares of Common Stock in a Public Offering, but in the case of this clause (iii) only to the extent of the lesser of (x) the number of vested shares of Executive Stock held by Executive and (y) the number of shares of Executive Stock held by Executive multiplied by a fraction, the numerator of which is the number of shares of Common Stock sold by the Investors in such Public Offering and the denominator of which is the total number of shares of Common Stock held by the Investors immediately prior to the initial Public Offering; provided that if any Other Executives are permitted but do not elect to Transfer any vested shares of Other Executive Stock pursuant to the applicable Other Executive Stock Agreement (the aggregate amount of such shares not Transferred being "Excess Shares"), then the number of vested shares of Executive Stock permitted to be Transferred pursuant to clause (y) above will be increased by the result of the number of Excess Shares multiplied by a fraction, the numerator of which is the number of vested shares of Executive Stock held by Executive and the denominator of which is the aggregate number of vested shares of Executive Stock and Other Executive Stock held by Executive and all Other Executives electing to transfer additional vested shares of Other Executive Stock pursuant to similar provisions of the applicable Other Executive Stock Agreement; and provided, further, that the restrictions contained in this Section 5 will continue to be applicable to the shares of Executive Stock after any Transfer of the type referred to in clause
(i) or (ii) and the transferees of such shares of Executive Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this
Section 5(b) is herein referred to as a "Permitted Transferee." Upon the transfer of Executive Stock pursuant to this Section 5(b), Executive will deliver a written notice (a "Transfer Notice") to the Company. In the case of a Transfer pursuant to clause (i) or (ii) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s).

          (c)  Termination of Transfer Restrictions. The provisions of this
Section 5 will terminate upon the first to occur of (i) a Sale of the Company and (ii) the later of (A) the fifth anniversary of the date of this Agreement and (B) a Public Offering.

          6.   Participation Rights.

          (a) At least 30 days prior to any Transfer of Common Stock by an Investor (other than a Transfer among the Investors, their partners or affiliates or to an employee of the Company or its Subsidiaries), the transferring Investor will deliver a Transfer Notice to the Company, Executive and all other holders of such class of Common Stock that have been granted participation rights similar to the participation rights granted herein (Executive and such other holders of Common Stock with participation rights collectively referred to as the "Other Stockholders"), specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. Notwithstanding the restrictions contained in this
Section 6, the Other Stockholders may elect to participate in the contemplated Transfer by delivering written notice to the transferring Investor within 10 days after delivery of the Transfer Notice. If any Other Stockholders elect to participate in such Transfer, each of the transferring Investor and such Other Stockholders will be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of shares of such class of Common Stock equal to the product of (i) the quotient determined by dividing the number of shares of such class of Common Stock owned by such person by the aggregate number of shares of such class of Common Stock owned by the transferring Investor and the Other Stockholders participating in such sale and (ii) the number of shares of such class of Common Stock to be sold in the contemplated Transfer. Notwithstanding the foregoing, in the event that the transferring Investor intends to Transfer shares of more than one class of Common Stock, the Other Stockholders participating in such Transfer will be required to sell in the contemplated Transfer a pro rata portion of shares of all such classes of Common Stock, which portion will be determined in the manner set forth immediately above.

          For example (by way of illustration only), if the Transfer Notice contemplated a sale of 100 shares of Class L Common by the transferring Investor, and if the transferring Investor at such time owns 30% of the Class L Common and if one Other Stockholder elects to participate and owns 20% of the Class L Common, the transferring Investor would be entitled to sell 60 shares (30% / 50% x 100 shares) and the Other Stockholder would be entitled to sell 40 shares (20% / 50% x 100 shares).

          (b) The transferring Investor will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders who have elected to participate in any contemplated Transfer, and the transferring Investor will not Transfer any of its shares of Common Stock to the prospective transferee unless (A) the prospective transferee agrees to allow the participation of the Other Stockholders or (B) simultaneously with such Transfer, the transferring Investor purchases the number of shares of such class of Common Stock from the Other

Stockholders who have elected to participate which Other Stockholders would have been entitled to sell pursuant to this Section 6.

          (c) The provisions of this Section 6 will terminate upon the first to occur of (i) a Sale of the Company and (ii) a Public Offering.

          7.   Additional Restrictions on Transfer.

          (a) The certificates representing shares of Executive Stock will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANS FERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND AN EMPLOYEE OF THE COMPANY DATED AS OF MAY 16, 1997, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) No holder of Executive Stock may Transfer any Executive Stock (except pursuant to an effective registration statement under the 1933 Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such Transfer.

          8. Definition of Executive Stock. For all purposes of this Agreement, Executive Stock will continue to be Executive Stock in the hands of any holder other than Executive (except for the Company, the Investors, purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time the Company is a Public Company) and subsequent transferees), and each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to shares of Executive Stock by way of a stock split, stock dividend or other recapitalization.

          9.   Sale of the Company

          (a) If the holders of a majority of the shares of Common Stock held by the Bain Group approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or, for accounting, tax or other reasons, substantially all) of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (each such sale, an "Approved Sale"), each holder of Executive Stock will vote for, consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Executive Stock will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Executive Stock will agree to sell all of his shares of Executive Stock and rights to acquire shares of Executive Stock on the terms and conditions approved by the Board and the holders of a majority of the Common Stock then outstanding. Each holder of Executive Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b) The obligations of the holders of Common Stock with respect to an Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of such Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock will be given an opportunity to exercise such rights prior to the consummation of such Approved Sale and participate in such Approved Sale as holders of such class of Common Stock.

          (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Executive Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Executive Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Executive Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Executive and the other holders of Executive Stock (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Executive Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Executive and the other holders of Executive Stock on their own behalf will not be considered costs of the transaction hereunder.

          (e) The provisions of this Section 9 will terminate upon the consummation of a Public Offering.

          10.  Preemptive Rights.

          (a) Except as set forth in subsection (b) below, the Company will not issue, sell or otherwise transfer for consideration to any Investor (an "Issuance") at any time prior to a Public Offering, any capital stock or debt security unless, at least 30 days and not more than 60 days prior to such Issuance, the Company notifies Executive in writing of the Issuance (including the price, the purchasers thereof and the other terms thereof) and grants to Executive, the right (the "Right") to subscribe for and purchase a portion of such additional shares or other securities so issued at the same price and on the same terms as issued in the Issuance equal to the quotient determined by dividing (1) the number of fully diluted shares of Executive Stock held by Executive (other than options to acquire stock from other stockholders of the Company) by (2) the total number of shares of Common Stock outstanding on a fully diluted basis. Notwithstanding the foregoing, if all Persons entitled to purchase or receive such stock or securities are required to also purchase other securities of the Company, if Executive exercises the Right pursuant to this
Section 10 then Executive will also be required to purchase the same strip of securities (on the same terms and conditions) that such other Persons are required to purchase. The Right may be exercised by Executive at any time by written notice to the Company received by the Company within 15 days after receipt by Executive of the notice from the Company referred to above. The closing of the purchase and sale pursuant to the exercise of the Right will occur at least 10 days after the Company receives notice of the exercise of the Right and concurrently with the closing of the Issuance. In the event that the consideration received by the Company in connection with an Issuance is property other than cash, Executive may, at his election, pay the purchase price for such additional shares or other securities in such property or solely in cash. In the event that Executive elects to pay cash, the amount thereof will be determined based on the fair value of the consideration received or receivable by the Company in connection with the Issuance.

          (b) Notwithstanding the foregoing, the Right will not apply to (i) issuances of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock), pro rata to all holders of Common Stock, as a dividend on, subdivision of or other distribution in respect of, the Common Stock in accordance with the Company's Certificate of Incorporation or (ii) issuances of Common Stock upon conversion of any shares of the Company's Series A Preferred Stock, or (iii) the issuance of Common Stock (or securities convertible into or exchangeable for, or options to purchase, Common Stock) in connection with the provision by the Investors or their Affiliates of debt financing to the Company or its Subsidiaries.

          (c) The provisions of this Section 10 will terminate upon the consummation of a Public Offering.

          11.  Non-Compete; Non-Solicitation.

          (a) Executive acknowledges that in the course of his employment with the Company he has become familiar and will become familiar with the Company's trade secrets and with other confidential information concerning the Company and its Subsidiaries and that his services have been and will be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Executive agrees that upon exercise of the Repurchase Option pursuant to Section 4 in connection with Executive's termination by the Company with Cause or upon Executive's resignation (other than for Good Reason), in further consideration of the repurchase of Executive Stock in connection therewith, for a period of thirty months after the Termination Date (the "Noncompete Period"), he will not Compete.

          (b) Sections 7(b)-(g) of the Employment Agreement are hereby incorporated by reference in their entirety.

          12.  Lookback.

          (a) If (i) the Termination Date occurs as a result of Executive's termination by the Company without Cause or Executive's resignation for Good Reason and (ii) within one year after the Termination Date either (x) a Transfer of Common Stock by an Investor occurs (other than a Transfer among the Investors, their partners or affiliates or to an employee of the Company or its Subsidiaries) or (y) a Sale of the Company occurs, then Executive will be entitled to receive from the Company the benefit of such Transfer or Sale of the Company that Executive would have been entitled to receive had the Termination Date not occurred. Thus, (1) if either a Transfer or a Sale of the Company occurs within one year after the Termination Date and the Company or the Investors have repurchased any Executive Stock pursuant to the Repurchase Option (such repurchased shares of Executive Stock being "Repurchased Stock"), then the Company will pay to Executive the excess, if any, of (A) the amount of net proceeds Executive would have been entitled to receive for the shares of Repurchased Stock that Executive would have been permitted to sell in connection with the Transfer or Sale of the Company had the Termination Date not occurred and had Executive still owned such shares over (B) the amount actually received by Executive for such shares from the Company and/or the Investors pursuant to the Repurchase Option and (2) without duplication of the payments made to Executive pursuant to clause (1) above and only with respect to Management Options that expired on the Termination Date, if a Sale of the Company occurs within one year of the Termination Date, then the Company will pay to Executive the excess, if any, of (X) the amount of net proceeds Executive would have received with respect to Management Option Shares that Executive would have held if (I) the Termination Date had not occurred, (II) Executive's Management Options that had not become exercisable prior to and expired on the Termination Date had become exercisable in connection with such Sale of the Company, and
(III) Executive had exercised the in-the-money Management Options in connection with such Sale of the Company over

(Y) the aggregate Management Option Price Executive would have been required to pay to the Company in connection with to the exercise of such Management Options, in each case by certified or cashier's check or wire transfer of funds upon consummation of such transaction. The Company will provide the Executive notice of the Transfer of Common Stock or the Sale of the Company within fifteen days after the Transfer of Common Stock or Sale of the Company, as the case may be.

          (b) Subject to the following sentence, in the event Executive becomes entitled to receive any amounts from the Company pursuant to Section 12(a) above and the Company has not paid all of such amounts (the amount not paid being the "Unpaid Amount") to Executive within 90 days after the date of the Transfer of Common Stock by an Investor or the Sale of the Company (as the case may be), Executive may require (by delivery of written notice of such election to the Investors (the "Lookback Notice")) each Investor to pay to Executive the product of (i) the Unpaid Amount and (ii) a fraction, the numerator of which shall equal the total number of shares of Common Stock held by such Investor immediately preceding the Transfer of Common Stock or Sale of the Company (as the case may be) and the denominator of which shall equal the total number of shares of Common Stock outstanding on a fully diluted basis (including all Common Stock issuable upon exercise or conversion of all options, warrants or convertible securities outstanding at such time) immediately preceding the Transfer of Common Stock or Sale of the Company (as the case may be). Notwithstanding the foregoing, no Investor shall be required to pay to Executive any amounts under this Section 12(b) unless Executive has in writing unconditionally released the Company from all amounts and obligations owing by the Company to Executive pursuant to this Section 12.

          (c) The provisions of this Section 12 will terminate upon the Competition Date.

                                  DEFINITIONS

          13.  Definitions. The following terms are defined as follows:

          "3-Month Period" means a period of three months (i) beginning on May 16 and ending on the next following August 16, (ii) beginning on August 16, and ending on the next following November 16, (iii) beginning on November 16 and ending on the next following February 16, or (iv) beginning on February 16 and ending on the next following May 16.

          "1933 Act" means the Securities Act of 1933, as amended from time to time.

          "Affiliate" means, with respect to any Person, any other Person who is controlling, controlled by, or under common control with such Person and, in the case of a Person which is a partnership, any partner of such Person.

          "Applicable Repurchase Date" means, in the case of the Executive ceasing to be employed by the Company for any reason, the Termination Date, and in the case of the Competition

Date occurring, the date the Company has obtained actual knowledge that the Competition Date has occurred.

          "Bain Group" means collectively Bain Capital Fund V, L.P., Bain Capital Fund V-B, L.P., BCIP Associates, BCIP Trust Associates, L.P. and Randolph Street Partners.

          "Board" means the Company's Board of Directors.

          "Cause" has the meaning given to such term in the Employment
Agreement.

          "Class" means each of the Vested Time Vesting Stock, the Unvested Time Vesting Stock, the Vested Management Option Shares, the Unvested Management Option Shares, and the Rollover Stock.

          "Closing" means the closing of the Recapitalization.

          "Common Stock" means, collectively, Class A Common, Class B Common and Class L Common.

          "Competes" or "Competing" means, without the prior written consent of the Company, providing consultive service, owning, managing, operating, joining, controlling, participating in, or being connected as a stockholder, partner or otherwise with any business, individual, partner, firm corporation or other entity that (i) is in competition with the Company or any Subsidiary or affiliate of the Company to the extent its products are similar or materially related to those of the Company or any Subsidiary or affiliate of the Company (including products under development by the Company or any Subsidiary of affiliate of the Company) or (ii) otherwise engages in any business in which the Company or any Subsidiary or affiliate of the Company is engaged or proposes to engage, in either case as of the Termination Date; provided that "Compete" and "Competing" will not mean being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation.

          "Competition Date" will occur if at any time within thirty months after the Termination Date, Executive begins Competing with the Company or breaches any of the provisions of Section 7 of the Employment Agreement or
Section 11 of this Agreement; provided that the Company will notify Executive of any such breach and, if such breach is capable of being cured, provide Executive with 10 days to cure such breach.

          "Disability" has the meaning given to such term in the Employment Agreement.

          "Early Termination" means termination of Executive's employment with the Company and its Subsidiaries (i) by the Company without Cause or by Executive for Good Reason and, in either case if the Termination Date occurs after the end of the Company's 1998 fiscal year, the applicable Performance Hurdle has been achieved, (ii) by the Company without Cause or by Executive for Good Reason and, in either case, the Investors have achieved Substantial Liquidity or (iii) as a result of Executive's death or Disability.

          "Employment Agreement" means the Employment Agreement, dated as of the date hereof, between Executive and the Company, as amended and modified from time to time.

          "Executive Stock" means all shares of Common Stock purchased pursuant hereto and all shares of Common Stock otherwise owned or acquired by Executive, including the Management Option Shares and the Rollover Stock but excluding the Option Shares (as defined in the Option Agreement).

          "Expiration Date" means, with respect to any Management Option, the date which is 30 days after the tenth anniversary of the date of this Agreement.

          "Fair Market Value" of each share of Common Stock means,

               (i) the average of the closing prices of the sales of the Common Stock on all securities exchanges on which Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 3:00 P.M., Chicago time, or, if on any day Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day; or

               (ii) if at any time Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the fair value of such security determined jointly in good faith by the Board and Executive; provided that if, within 60 days, the Board and Executive cannot so agree, then such value will be determined by an independent appraiser reasonably acceptable to the Board and Executive, which appraiser will submit to the Board and Executive a written report setting forth such determination. If the Board and Executive are unable to so agree on an appraiser within 15 days after the end of such 60-day period, each of the Board and Executive will promptly select an independent appraiser and the two appraisers so selected by the Board and Executive will promptly select a third independent appraiser to determine the Fair Market Value based upon information provided by the Company and Executive. The appraiser appointed hereunder will allocate its costs and expenses incurred in determining Fair Market Value based upon the relative differences between each the Board's and Executive's respective determinations of Fair Market Value and such appraiser's determination of Fair Market Value.

          "Family Group" means Executive's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants.

          "Good Reason" has the meaning given to such term in the Employment Agreement.

          "Independent Third Party" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Common Stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse or descendant (by birth or adoption) of any such 5% owner of the Common Stock; provided that in no event will Bain Capital, Inc. or any of its Affiliates be an Independent Third Party.

          "Investors" means collectively the Bain Group, the Sutter Group and Antares International Partners, Inc.; and "Investor" means any of the Investors individually.

          "Management Target" will be achieved as of any date of determination if the Company's cumulative actual EBITDA for the period from April 1, 1997 through the end of the Company's then most recently completed fiscal year (determined by reference to the Company's annual audited financial statements) exceeds the applicable cumulative EBITDA target set forth below:

               Fiscal Year Ending:                EBITDA Target:
               ------------------                 -------------


                 March 31, 1998                   $16.5 million
                 March 31, 1999                   $42.2 million
                 March 31, 2000                   $81.0 million
                 March 31, 2001                   $127.3 million
                 March 31, 2002                   $177.7 million

          "Option Agreement" means the Option Agreement, dated as of the date hereof, between Executive and certain investors named therein.

          "Original Cost" means, in the case of each share of Time Vesting Stock, $0.235, and in the case of each Management Option Share, the applicable Management Option Price (in each case as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting such shares subsequent to the date hereof).

          "Other Executives" means the individuals who have executed or will execute Other Executive Stock Agreements with the Company.

          "Other Executive Stock" means the "Executive Stock" as defined in all Other Executive Stock Agreements.

          "Other Executive Stock Agreements" means the Executive Stock Agreements (other than this Agreement) by and between the Company and certain other executives of the Company, as amended and modified from time to time.

          "Performance Hurdle" will be achieved if (i) at any time after the end of the Company's fiscal year ending March 31, 1998 but prior to the end of the second quarter of the Company's fiscal year ending March 31, 1999, the Company's actual cumulative EBITDA for the immediately preceding twelve completed fiscal months was at least $6 million, (ii) at any time after the end of the second quarter of the Company's fiscal year ending March 31, 1999 but prior to the end of the Company's fiscal year ending March 31, 1999, the Company's actual cumulative EBITDA for the immediately preceding twelve completed fiscal months was greater than $9 million, (iii) at any time after the end of the Company's fiscal year ending March 31, 1999 but prior to the end of the Company's fiscal year ending March 31, 2000, the Company's actual cumulative EBITDA for the immediately preceding twenty-four completed fiscal months was greater than $24 million, or (iv) at any time after the end of the Company's fiscal year ending March 31, 2000, the Company's actual cumulative EBITDA for the immediately preceding twenty-four completed fiscal months was greater than $28 million. For purposes of determining whether the Performance Hurdle has been achieved, the Company's actual cumulative EBITDA will be determined by reference to the Company's annual audited financial statements (for all completed fiscal years within the measurement period) and monthly or other interim financial statements provided to the Company's lenders (for interim periods).

          "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Plan" has the meaning set forth in the preamble.

          "Public Company" means a company any of whose securities are registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act.

          "Public Offering" means an initial public offering and sale of the Common Stock pursuant to an effective registration statement under the 1993 Act.

          "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k) prior to the time the Company is a Public Company) adopted under the 1933 Act.

          "Recapitalization Agreement" means the Recapitalization Agreement, dated as of the date hereof, among the Company, the Bain Group and the Sellers named therein.

          "Sale of the Company" means any transaction involving the Company and an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of the Board (whether by merger, consolidation or sale or Transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Subsidiary" means any corporation of which shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determi nation is being made, owned by the Company either directly or through its Subsidiaries.

          "Substantial Liquidity" means the sale by the Investors of at least 50% in the aggregate of the shares of Class A Common and Class L Common held by them on the date hereof (after giving effect to any stock splits, stock dividends, recapitalizations and similar transactions) in a Public Offering or thereafter.

          "Sutter Group" means collectively, Sutter Hill Ventures, a California limited partnership, Sutter Hill Associates, L.P., Wells Fargo Bank, Trustee SHV M/P/T FBO David L. Anderson, Wells Fargo Bank, Trustee SHV M/P/T FBO Leonard Baker, Jr., Wells Fargo Bank, Trustee SHV M/P/T FBO William H. Younger, Jr., Wells Fargo Bank, Trustee SHV M/P/T FBO Tench Coxe, Wells Fargo Bank, Trustee SHV M/P/T FBO Sherryl W. Hossack.

          "Termination Date" means the date that Executive ceases to be employed by the Company or any of its Subsidiaries for any reason.

          "Time Vesting Termination Date" means the Termination Date; provided that if an Early Termination occurs, the "Time Vesting Termination Date" means the last day of the Extended Vesting Period.

                                 MISCELLANEOUS

          14. Notices. Any notice provided for in this Agreement must be in writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the Investors at the addresses indicated in the Company's records and to the other recipients at the address indicated below:

     To the Company:

          Therma-Wave, Inc.
          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  Adam W. Kirsch
                 David Dominik

     With a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Jeffrey C. Hammes
                 Stephen L. Ritchie

     To Executive:

          Allan Rosencwaig
          3304 Deer Hollow Drive
          Danville, CA  94595

or such other address or to the attention of such other person as the recipient party will have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

          15. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          16. Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the foregoing, all existing stock option agreements between the Company and/or the Company's existing stockholders and Executive are hereby cancelled and terminated.

          17. Counterparts. This Agreement may be executed in separate counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

          18. Successors and Assigns; Transfer. This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors, and their respective successors and assigns, provided that Executive may not assign any of his rights or obligations, except as expressly provided by the terms of this Agreement. Prior to Transferring any shares of Executive Stock (other than in a Public Sale or any Approved Sale) to any person or entity, Executive will cause the prospective transferee to execute and deliver to the Company and the Other Stockholders an agreement containing the rights and restrictions set forth herein with respect to such shares of Executive Stock.

          19. Governing Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

          20. Remedies. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          21.  Arbitration.

          (a) Arbitration. In the event of disputes between the parties with respect to the terms and conditions of this Agreement, such disputes will be resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (or any like organization successor thereto) at Los Angeles, California. Such arbitration proceeding will be conducted in as expedited a manner as is then permitted by the commercial arbitration rules (formal or informal) of the American Arbitration Association, and the arbitrator or arbitrators in any such arbitration will be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, will be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in his or its sole discretion, ask for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (b) Procedure. Such arbitration may be initiated by written notice from either party to the other which will be a compulsory and binding proceeding on each party. The arbitration will be conducted before a panel of arbitrators selected in accordance with the rules of the American Arbitration Association. The costs of said arbitrators and the arbitration will be borne equally by the parties to the arbitration; provided that the Company will reimburse Executive for all reasonable travel costs incurred by Executive in connection with such arbitration. Each party will bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration. Time is of the essence of this arbitration procedure, and the arbitrators will be instructed and required to render their decision within ten (10) days following completion of the arbitration.

          22. Effect of Transfers in Violation of Agreement. The Company will not be required (a) to transfer on its books any shares of Executive Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares of Executive Stock, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares of Executive Stock have been transferred in violation of this Agreement.

          23. Amendments and Waivers. Any provision of this Agreement may be amended or waived only with the prior written consent of the Company and the members of the Bain Group who hold 80% of the Common Stock held by the Bain Group as of the Closing, and Executive; provided, however, that in the event that such amendment or waiver would materially and adversely affect an Investor or a group of Investors in a manner different than any other Investor, then such amendment or waiver will require the consent of such Investor or a majority of the Common Shares held by such group of Investors adversely affected.

          24. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

          25. Therma-Wave, Inc. 1997 Stock Purchase and Option Plan. The issuance of the Time Vesting Stock and the grant of Management Stock Options hereunder is pursuant to and subject to all of the terms and conditions of the Plan.

          26. Adjustment of Performance Hurdles and Management Targets. If the Company acquires all or substantially all of the assets or capital stock of another business or if the Company sells a substantial portion of its assets, the Company, the Bain Group and the Executive will negotiate in good faith to make any appropriate adjustments to the Performance Hurdles and Management Targets based on the EBITDA of the acquired business or if the EBITDA associated with the sold assets (as the case may be). In addition, for purposes of determining whether the Performance Hurdles and the Management Targets have been achieved, EBITDA shall be determined without giving effect to any (i) extraordinary items of loss or gain, (ii) fees payable by the Company to Bain Capital, Inc. or its Affiliates under the Advisory Agreement, dated May 16, 1997 or otherwise, (iii) non-cash charges incurred in connection with the transactions contemplated by the Recapitalization Agreement or (iv) any expenses incurred by the Company in connection with the modification of the lease of the Company's Fremont facility in connection with the transaction contemplated by the Recapitalization Agreement including, without limitation, any expenses incurred by the Company as a result of any increased level of letter of credit support required by such modification or any allowance payments, for rent or otherwise, payable to Sobrato or his designees.

                                 *  *  *  *  *

                                                                    Exhibit 10.6

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                                        THERMA-WAVE, INC.


                                        /s/  Ian K. Loring
                                        -----------------------------
                                        By:  Ian K. Loring
                                        Its: Assistant Secretary


                                        /s/  Allan Rosencwaig
                                        -----------------------------
                                        ALLAN ROSENCWAIG



        [Signature Page to Allan Rosencwaig Executive Stock Agreement]

                                                                       EXHIBIT A
                                                                       ---------

                               THERMA-WAVE, INC.
                               -----------------

                      1997 STOCK PURCHASE AND OPTION PLAN
                      -----------------------------------


          1. Purpose of Plan. This 1997 Stock Purchase and Option Plan (the "Plan") of Therma-Wave, Inc. (the "Company") is designed to provide incentives to such present and future employees, directors, consultants or advisers of the Company or its subsidiaries ("Participants"), as may be selected in the sole discretion of the Company's board of directors, through the grant of Options by the Company to Participants or through the sale of Common Stock to Participants. Only those Participants who are employees of the Company and its Subsidiaries shall be eligible to receive incentive stock options.

          2. Definitions. Certain terms used in this Plan have the meanings set forth below:

          "Board" means the Company's board of directors.

          "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          "Class A Common" means the Company's Class A Common Stock, par value $.01 per share.

          "Class B Common" means the Company's Class B Common Stock, par value $.01 per share.

          "Class L Common" means the Company's Class L Common Stock, par value $.01 per share.

          "Common Stock" means the Class A Common, the Class B Common and the Class L Common.

          "Fair Market Value" of a share of Common Stock means the market value as determined in good faith by the Board; provided that this definition shall not apply to any other agreement under which Common Stock is issued or under any Option grant if "Fair Market Value" is otherwise defined in such agreement or Option grant.

          "Option" means any option enabling the holder thereof to purchase any class of Common Stock from the Company granted by the Board pursuant to the provisions of this Plan. Options to be granted under this Plan may be incentive stock options within the meaning of Section

422 of the Code ("Incentive Stock Options") or in such other form, consistent with this Plan, as the Board may determine.

          "Option Shares" means any shares of Common Stock issued hereunder upon exercise of Options.

          "Subsidiary" means any corporation of which shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

          3. Grant of Options. The Board shall have the right and power to grant to any Participant Options at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Options granted under this Plan shall be subject to such terms and conditions and evidenced by agreements as shall be determined from time to time by the Board.

          4. Sale of Common Stock. The Board shall have the power and authority to sell to any Participant any class or classes of Common Stock at any time prior to the termination of this Plan in such quantity, at such price, on such terms and subject to such conditions that are consistent with this Plan and established by the Board. Common Stock sold under this Plan shall be subject to such terms and evidenced by agreements as shall be determined from time to time by the Board.

          5. Administration of the Plan. The Board shall have the power and authority to prescribe, amend and rescind rules and procedures governing the administration of this Plan, including, but not limited to the full power and authority (i) to interpret the terms of this Plan, the terms of any Options granted under this Plan, and the rules and procedures established by the Board governing any such Options and (ii) to determine the rights of any person under this Plan, or the meaning of requirements imposed by the terms of this Plan or any rule or procedure established by the Board. Each action of the Board which shall be binding on all persons.

          6. Limitation on the Aggregate Number of Shares. The number of shares of Common Stock issued under this Plan (including the number of shares of Common Stock with respect to which Options may be granted under this Plan (and which may be issued upon the exercise or payment thereof)) shall not exceed, in the aggregate, 3,000,000 shares of Class A Common and 3,000,000 shares of Class B Common (as such numbers are equitably adjusted pursuant to paragraph 11 hereof). If any Options expire unexercised or unpaid or are canceled, terminated or forfeited in any manner without the issuance of Common Stock or payment thereunder, the shares with respect to which such Options were granted shall again be available under this Plan. Similarly, if any shares of Common Stock issued hereunder upon exercise of Options are repurchased hereunder, such shares shall again be available under this Plan for reissuance as Options. Shares of Common Stock to be issued upon exercise of the Options or shares of Common Stock to be sold directly hereunder may be either authorized and unissued shares, treasury shares, or a combination thereof, as the Board shall determine.

          7. Incentive Stock Options. All Incentive Stock Options (i) shall have an exercise price per share of Common Stock of not less than 100% of the Fair Market Value of such share on the date of grant, (ii) shall not be exercisable more than ten years after the date of grant, (iii) shall not be transferable other than by will or under the laws of descent and distribution and, during the lifetime of the Participant to whom such Incentive Stock Options were granted, may be exercised only by such Participant (or his guardian or legal representative), and (iv) shall be exercisable only during the Participant's employment by the Company or a Subsidiary, provided, that the Board may, in its discretion, provide at the time that an Incentive Stock Option is granted that such Incentive Stock Option may be exercised for a period ending no later than either (x) the termination of this Plan in the event of the Participant's death while an employee of the Company or a Subsidiary, or (y) the date which is three months after termination of the Participant's employment for any other reason. The Board's discretion to extend the period during which an Incentive Stock Option is exercisable shall only apply if and to the extent that
(i) the Participant was entitled to exercise such Option on the date of termination, and (ii) such Option would not have expired had the Participant continued to be employed by the Company or a Subsidiary. To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          8. Listing, Registration and Compliance with laws and Regulations. Each Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised or paid in Common Stock in whole or in part unless such listing, registration, qualification, consent or approval (a "Required Listing") shall have been effected or obtained, and the holder of the Option will supply the Company with such certificates, representations and information as the Company shall request which are reasonably necessary or desirable in order for the Company to obtain such Required Listing, and shall otherwise cooperate with the Company in obtaining such Required Listing. In the case of officers and other persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Board may at any time impose any limitations upon the exercise of an Option which, in the Board's discretion, are necessary or desirable in order to comply with Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Board may, in its discretion and without the consent of the holders of any such Options, so reduce such period on not less than 15 days' written notice to the holders thereof.

          9. Cash Payments Upon Exercise. Options which are not Incentive Stock Options may, in the Board's discretion, provide that the holder thereof, as soon as practicable after the exercise of the Options will receive, in lieu of any issuance of Common Stock, a cash payment in such amount as the Board may determine, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date the holder recognizes taxable income) over the Option's exercise price multiplied by the number of shares as to which the Option is exercised.

          10. Organic Change. Except as otherwise provided in this Plan, any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Except as otherwise provided in this Plan, after the consummation of any Organic Change, each Participant holding Options shall thereafter have the right to acquire and receive upon exercise thereof, rather than the Option Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Option Shares immediately theretofore acquirable and receivable upon exercise of such Participant's Options had such Organic Change not taken place. Except as otherwise provided in this Plan, in any such case, the Company shall make appropriate provision with respect to such Participant's rights and interests to insure that the provisions hereof (including this Section 10) shall thereafter be applicable to the Options (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Option Shares acquirable and receivable upon exercise of the Options, if the value so reflected is less than the Fair Market Value of the Common Stock in effect immediately prior to such Organic Change).

          11. Adjustment for Change in Common Stock. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the Common Stock, the Board shall make appropriate changes in the number and type of shares authorized by this Plan, the number and type of shares covered by outstanding Options and the prices specified therein.

          12. Taxes. The Company shall be entitled, if necessary or desirable, to withhold (or secure payment from the Plan participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under this Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction.

          13. Termination of Options. Unless otherwise expressly provided in any grant of Options pursuant to this Plan, upon a Sale of the Company (as defined below) or upon termination of the Participant's employment for any reason, the Board may (i) terminate such Participant's Options without payment of any kind; (ii) terminate such Participant's Options for a cash payment in such amount as the Board may determine, but not more than the excess of the Fair Market Value of a share of Common Stock (on the date of such Sale of the Company or such termination) over the

Option's exercise price multiplied by the number of Options to be terminated; or
(iii) immediately vest any unvested Options held by such Participant, causing such Options to become immediately exercisable. Notwithstanding anything to the contrary contained in this paragraph, paragraph 14 shall not apply to Incentive Stock Options.

          For purposes of this paragraph, "Sale of the Company" means any transaction involving the Company and a third party or affiliated group of third parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Company's Board (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          For purposes of this paragraph, "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          14. Termination and Amendment. The Board at any time may suspend or terminate this Plan and make such additions or amendments as it deems advisable under this Plan, except that they may not, without further approval by the Company's stockholders, (a) increase the maximum number of shares as to which Options may be granted under this Plan, except pursuant to paragraph 11 above or
(b) extend the term of this Plan; provided that, subject to paragraph 8 hereof, the Board may not change any of the terms of a written agreement with respect to an Option between the Company and the holder of such Option without the approval of the holder of such Option. No Options shall be granted or shares of Common Stock issued hereunder after May 16, 2007; provided that, if the term of this Plan is otherwise extended, no Incentive Stock Options shall be granted hereunder after May 16, 2007.

                               *   *   *   *   *

                                                                       Exhibit B

                         ROLLOVER STOCK PROMISSORY NOTE
                         ------------------------------


$________                                                     [Date of Issuance]


          For value received, Allan Rosencwaig ("Executive") promises to pay to the order of Therma-Wave, Inc., a Delaware corporation (the "Company"), at its offices in Fremont, California, or such other place as designated in writing by the holder hereof, the principal amount of ________________ dollars ($________). This Note was issued in connection with and is subject to the terms of the Executive Stock Agreement, dated as of the date hereof, between the Company and Executive (the "Executive Agreement") pursuant to which Executive purchased (in addition to certain other stock constituting Time Vesting Stock) 993,279 shares of the Company's Class A Common Stock, par value $0.01 per share and 110,364 shares of the Company's Class L Common Stock, par value $0.01 per share (collectively, the "Rollover Stock"), for an aggregate purchase price of $2,339,717.51. Unless otherwise provided herein, capitalized terms shall have the same meanings as set forth in the Executive Agreement.


          Interest shall not accrue on the outstanding principal amount of this Note.

          The then outstanding principal amount of this Note is due and payable upon the consummation of an Approved Sale.

          Executive may, at any time and from time to time without prepayment penalty, prepay all or any portion of the outstanding principal amount of this Note.

          Executive shall prepay a portion of this Note equal to (a) as and when received, the amount of any cash dividends or distributions from time to time paid or distributed with respect to the Rollover Stock, for which purpose Executive hereby authorizes and directs the Company (on Executive's own behalf and on behalf of Executive's Permitted Transferees) to withhold such cash dividends or distributions for application to the prepayment of this Note and
(b) as and when received, an amount equal to the proceeds from any Transfer of Rollover Stock (other than pursuant to applicable laws of descent and distribution or among Executive's Family Group), for which purpose Executive hereby authorizes and directs the Company (on Executive's own behalf and on behalf of Executive's Permitted Transferees) to withhold any such proceeds payable by the Company for application to the prepayment of this Note.

          The amounts due under this Note are secured by a pledge of the Pledged Shares as defined in and in accordance with the Rollover Stock Pledge Agreement (the "Rollover Stock Pledge Agreement"), dated as of the date of this Note, between Executive and the Company. The occurrence of an Event of Default as defined in the Rollover Stock Pledge Agreement shall constitute a default under this Note and shall entitle the holder of this Note, at its option, to declare the then outstanding principal balance hereof to be, and the same shall thereupon become, immediately due and payable.

          In the event Executive fails to pay any amounts when due, Executive, subject to the following paragraph, shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees.

          Notwithstanding anything to the contrary herein, holder hereby agrees that Executive shall not have personal liability with respect to any amounts owed under this Note, except for Executive's obligation to prepay or repay to the Company certain amounts for application to the unpaid balance of this Note as set forth in this Note. Nothing contained herein shall limit the rights of the holder or the obligations of Executive pursuant to the Rollover Stock Pledge Agreement.

          Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

          This note shall be governed by the internal laws, not the laws of conflicts, of the State of California.


    *                                   *                                 *

          IN WITNESS WHEREOF, Executive has executed this Note as of the date first above written.



                                            ___________________________________
                                            ALLAN ROSENCWAIG

                                                                       EXHIBIT C


                               THERMA-WAVE, INC.

                        ROLLOVER STOCK PLEDGE AGREEMENT
                        -------------------------------


          THIS ROLLOVER STOCK PLEDGE AGREEMENT is made as of May 16, 1997, between Allan Rosencwaig ("Pledgor"), and Therma-Wave, Inc., a Delaware corporation (the "Company").

          The Company and Pledgor are parties to an Executive Stock Agreement, dated May 16, 1997 (the "Executive Stock Agreement"), pursuant to which Pledgor purchased 993,279 shares of the Company's Class A Common Stock, $.01 par value, and 110,364 shares of the Company's Class L Common Stock, par value $.01 per share, constituting Rollover Stock (the "Pledged Shares"). Pursuant to Section 1(b) of the Executive Stock Agreement, the Company has loaned to Executive $_______ in exchange for a promissory note (the "Rollover Stock Note") of Executive in the same amount. This Pledge Agreement provides the terms and conditions upon which the Rollover Stock Note is secured by a pledge to the Company of the Pledged Shares.

          NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as partial payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

     1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with such duly executed forms of assignment as the Company may request and deems sufficient to transfer title thereto to the Company.

     3. Voting Rights. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement and until such time as the Company exercises one or more of its rights and remedies upon an Event of Default (as defined in, and pursuant to, Section 5 hereof), Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the exercise by the Company of any such right or remedy upon an Event of Default pursuant to Section 5 hereof, Pledgor shall no longer be able to vote the Pledged Shares.

     4. Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and, at the request of the Company, shall promptly deliver such additional security to the Company together with such duly executed forms of assignment as the Company may request and deems sufficient to transfer title thereto to the Company, and such additional security shall be deemed to be part of the Pledged Shares hereunder; provided that all cash dividends and other cash distributions made on or in respect of the Pledged Securities shall be applied to prepay the Note in the manner set forth therein.

     5. Default. If Pledgor (a) defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or otherwise breaches any of the terms of this Agreement and such default or breach shall continue for 10 days or (b) becomes insolvent (as such term may be defined or interpreted under any applicable statute), commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to any such relief or the appointment of or taking possession of its property by any official in an involuntary case or proceeding commenced against it (each of clause (a) and clause (b), an "Event of Default") , the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, reasonable attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. To the extent provided in the Note, Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including reasonable the fees of any attorneys employed by the Company to collect such deficiency; provided, however, that at no time shall the Pledgor's personal liability hereunder or under the Note exceed the Aggregate Recourse Amount (as such term is defined in the Note).

     6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys'

fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

     7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment as Pledgor may request and deems sufficient to reconvey title thereto to Pledgor. Simultaneous with the consummation of an Approved Sale (as defined in the Executive Stock Agreement, dated as of the date hereof, between Pledgor and the Company), the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment as Pledgor may request and deems sufficient to reconvey title thereto to Pledgor; provided that all proceeds received with respect to the Pledged Shares in such Approved Sale be applied to pay the Note in the manner set forth therein.

     8. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that Pledgor has good and valid title to all of the Pledge Shares, free and clear of any other liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights as a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein (other than a transfer pursuant to applicable laws of descent and distribution or among Executive's Family Group (as defined in the Executive Stock Agreement between Executive and the Company) and subject to the security interest granted herein).

     9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California.

                            *      *      *      *

          IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                                    THERMA-WAVE, INC.


                                                    By
                                                      -------------------------

                                                    Its
                                                       ------------------------


                                                    ---------------------------
                                                    ALLAN ROSENCWAIG

                                                                       Exhibit D
                                                                       ---------

                      TIME VESTING STOCK PROMISSORY NOTE
                      ----------------------------------


$151,171.88                                                         May 16, 1997


          For value received, Allan Rosencwaig ("Executive") promises to pay to the order of Therma-Wave, Inc., a Delaware corporation (the "Company"), at its offices in Fremont, California, or such other place as designated in writing by the holder hereof, the principal amount of $151,171.88. This Note was issued in connection with and is subject to the terms of the Executive Stock Agreement, dated as of the date hereof, between the Company and Executive (the "Executive Agreement") pursuant to which Executive purchased (in addition to certain other stock constituting Purchased Stock) 671,875 shares of the Company's Class B Common Stock, par value $0.01 per share (the "Time Vesting Stock"), for an aggregate purchase price of $157,890.63. Unless otherwise provided herein, capitalized terms shall have the same meanings as set forth in the Executive Agreement.

          Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 7.18% or (ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable. Interest shall compound annually on each anniversary of the date of issuance of this Note.

          The then outstanding principal amount of this Note and all accrued interest thereon is due and payable upon the consummation of an Approved Sale.

          Executive may, at any time and from time to time without prepayment penalty, prepay all or any portion of the outstanding principal amount of this Note.

          Executive shall prepay a portion of this Note equal to (i) as and when received, the amount of any cash dividends or distributions from time to time paid or distributed with respect to the Time Vesting Stock, for which purpose Executive hereby authorizes and directs the Company (on Executive's own behalf and on behalf of Executive's Permitted Transferees) to withhold such cash dividends or distributions for application to the prepayment of this Note and
(ii) as and when received, an amount equal to the proceeds from any Transfer of the Time Vesting Stock (other than pursuant to applicable laws of descent and distribution or among Executive's Family Group). Payments received by the holder hereof shall be applied towards the amount due under this Note (i) first, to the payment of all accrued and unpaid interest on this Note at the time of such payment and (ii) second, to the payment of principal of this Note.

          The amounts due under this Note are secured by a pledge of the Pledged Shares as defined in and in accordance with the Time Vesting Stock Pledge Agreement (the "Time Vesting

Stock Pledge Agreement"), dated as of the date of this Note, between Executive and the Company. The occurrence of an Event of Default as defined in the Time Vesting Stock Pledge Agreement shall constitute a default under this Note and shall entitle the holder of this Note, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable.

          In the event Executive fails to pay any amounts when due, Executive, subject to the following paragraph shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees. To the extent permitted by law and subject to the following paragraph, if an Event of Default under the Time Vesting Stock Pledge Agreement shall have occurred and be continuing, holder shall have the right, in addition to all other rights and remedies available to it, to receive for application to the unpaid balance of this Note, and Executive hereby authorizes and directs the Company (on Executive's own behalf and on behalf of Executive's Permitted Transferees) without notice to Executive, to withhold for application to the unpaid balance of this Note, any and all obligations of the Company to Executive under the Executive Agreement, the Employment Agreement or any other agreement; such rights shall exist whether or not the holder hereof shall have made any demand under this Note and whether or not this Note has matured.

          Notwithstanding anything to the contrary herein, holder hereby agrees that Executive shall not have personal liability with respect to any amounts owed under this Note, except as set forth in this paragraph and except for Executive's obligation to prepay or repay to the Company certain amounts for application to the unpaid balance of this Note as set forth in this Note. The holder's claim against Executive (other than Executive's obligation to prepay or repay, and the Company's right to be paid, certain amounts for application to the unpaid balance of this Note as set forth in this Note) shall not at any time exceed the Aggregate Recourse Amount determined as of such time. "Aggregate Recourse Amount" means as of any time an amount equal to (A) 50% of the aggregate original principal amount of this Note, minus (B) the aggregate amount of all principal and interest payments made under this Note from the date of issuance of this Note through such time, including payments incident to Executive's declaring bankruptcy. Nothing contained herein shall limit the rights of the holder or the obligations of Executive pursuant to the Time Vesting Stock Pledge Agreement.

          Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

          This note shall be governed by the internal laws, not the laws of conflicts, of the State of California.

               *                        *                     *

          IN WITNESS WHEREOF, Executive has executed this Note as of the date first above written.



                                            -----------------------------------
                                            ALLAN ROSENCWAIG

                                                                       Exhibit E

                               THERMA-WAVE, INC.

                      TIME VESTING STOCK PLEDGE AGREEMENT
                      -----------------------------------


          THIS TIME VESTING STOCK PLEDGE AGREEMENT is made as of May 16, 1997, between Allan Rosencwaig ("Pledgor"), and Therma-Wave, Inc., a Delaware corporation (the "Company").

          The Company and Pledgor are parties to an Executive Stock Agreement, dated May 16, 1997, pursuant to which Pledgor purchased 671,875 shares of the Company's Class B Common Stock, $.01 par value, constituting Time Vesting Stock (the "Pledged Shares"), for an aggregate purchase price of $157,890.63. The Company has allowed Pledgor to purchase the Pledged Shares by delivery to the Company of $6,718.75 in cash and a promissory note (the "Note") in the aggregate principal amount of $151,171.88. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

          NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as partial payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

     1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with such duly executed forms of assignment as the Company may request and deems sufficient to transfer title thereto to the Company.

     3. Voting Rights. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement and until such time as the Company exercises one or more of its rights and remedies upon an Event of Default (as defined in, and pursuant to, Section 5 hereof), Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the exercise by the Company of any such right or remedy upon an Event of Default pursuant to Section 5 hereof, Pledgor shall no longer be able to vote the Pledged Shares.

     4. Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and, at the request of the Company, shall promptly deliver such additional security to the Company together with such duly executed forms of assignment as the Company may request and deems sufficient to transfer title thereto to the Company, and such additional security shall be deemed to be part of the Pledged Shares hereunder; provided that all cash dividends and other cash distributions made on or in respect of the Pledged Securities shall be applied to prepay the Note in the manner set forth therein.

     5. Default. If Pledgor (a) defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or otherwise breaches any of the terms of this Agreement and such default or breach shall continue for 10 days or (b) becomes insolvent (as such term may be defined or interpreted under any applicable statute), commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to any such relief or the appointment of or taking possession of its property by any official in an involuntary case or proceeding commenced against it (each of clause (a) and clause (b), an "Event of Default"), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, reasonable attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. To the extent provided in the Note, Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including reasonable the fees of any attorneys employed by the Company to collect such deficiency; provided, however, that at no time shall the Pledgor's personal liability hereunder or under the Note exceed the Aggregate Recourse Amount (as such term is defined in the Note).

     6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys'

fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

     7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment as Pledgor may request and deems sufficient to reconvey title thereto to Pledgor. Simultaneous with the consummation of an Approved Sale (as defined in the Executive Stock Agreement, dated as of the date hereof, between Pledgor and the Company), the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment as Pledgor may request and deems sufficient to reconvey title thereto to Pledgor; provided that all proceeds received with respect to the Pledged Shares in such Approved Sale be applied to pay the Note in the manner set forth therein.

     8. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that Pledgor has good and valid title to all of the Pledge Shares, free and clear of any other liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights as a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein (other than a transfer pursuant to applicable laws of descent and distribution or among Executive's Family Group (as defined in the Executive Stock Agreement between Executive and the Company) and subject to the security interest granted herein).

     9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California.

                            *      *      *      *

          IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                                  THERMA-WAVE, INC.


                                                  By
                                                    --------------------------

                                                  Its
                                                     -------------------------



                                                  ----------------------------
                                                  ALLAN ROSENCWAIG

                                                                       EXHIBIT F




                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased shares of Class B Common Stock, par value $.01 per share (the "Shares"), of Therma-Wave, Inc. (the "Company"), on May 16, 1997. Under certain circumstances, the Company or certain stockholders of the Company have the right to repurchase the Shares at either cost or fair market value from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are nontransferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code (S)83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1997 the excess (if any) of the Shares' fair market value on May 16, 1997 over purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

     1.   The name, address and social security number of the undersigned:

                       Allan Rosencwaig
                       3304 Deer Hollow Drive
                       Danville, California 94506
                       ###-##-####

     2. A description of the property with respect to which the election is being made: 671,875 shares of Class B Common Stock, par value $.01 per share.

     3. The date on which the property was transferred: May 16, 1997. The taxable year for which such election is made: calendar 1997.

     4. The restrictions to which the property is subject: If during the first five years after the purchase of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares shall be subject to repurchase by the Company or certain stockholders of the Company at cost, and if at any time prior to a public offering by the Company or a sale of the Company the undersigned ceases to be employed by the Company or any of its subsidiaries, the vested portion of the Shares shall be subject to repurchase by the Company or certain stockholders of the Company at the fair market value as of the date the undersigned ceases to be employed by the Company. One-fifth of the Shares shall become vested shares on each of the first five anniversary dates of the purchase of the Shares.

     5. The fair market value on May 16, 1997 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $0.235 per share of Class B Common Stock.

     6. The amount paid for such property: $0.235 per share of Class B Common Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).



Dated:  _________________                         ______________________________
                                                         Allan Rosencwaig

                                                                       Exhibit G

                                PROMISSORY NOTE
                                ---------------


                                                              [Date of Issuance]

     For value received, Allan Rosencwaig ("Executive") promises to pay to the order of Therma-Wave, Inc., a Delaware corporation (the "Company"), at its offices in Fremont, California, or such other place as designated in writing by the holder hereof, the principal amount outstanding under this Note as shown on
Schedule 1 attached hereto. This Note is subject to the terms of the Executive Stock Agreement, dated as of the date hereof, between the Company and Executive (the "Executive Agreement") pursuant to which the Company issued to Executive five tranches of options (the "Management Options") to purchase in the aggregate up to 671,875 shares of the Company's Class B Common Stock, par value $0.01 per share. The outstanding principal amount of this Note shall be increased in connection with each exercise by Executive of Management Options to purchase shares of the Company's Class B Common Stock (all such shares purchased upon the exercise of the Management Options being "Management Option Shares") by the purchase prices shown on Schedule I attached hereto. Unless otherwise provided herein, capitalized terms shall have the same meanings as set forth in the Executive Agreement.

     Interest shall accrue on the outstanding principal amount of this Note at a rate equal to the lesser of (i) _____% [(applicable federal rate at time)] or
(ii) the highest rate permitted by applicable law, and shall be payable at such time as the principal of this Note becomes due and payable. Interest shall compound annually on each anniversary of the date of issuance of this Note.

     The then outstanding principal amount of this Note and all accrued interest thereon is due and payable upon the earliest of (i) the consummation of an Approved Sale, (ii) the later of (A) the fifth anniversary of the date hereof and (B) the date that is two weeks after the effective date of any Management Demand Registration (as defined in the Registration Agreement, dated the date hereof, among the Company and the other persons party thereto), (iii) the termination of Executive's employment with the Company (other than as a result of an Early Termination), (iv) the tenth anniversary of the date hereof and (v) the Competition Date.

     Executive may, at any time and from time to time without prepayment penalty, prepay all or any portion of the outstanding principal amount of this Note.

     If an Early Termination occurs, the Prepayment Percentage of the then outstanding principal amount of this Note will become immediately due and payable, together with all accrued interest thereon. The "Prepayment Percentage" means, the result of (A) one minus (B) a fraction (which will in no event be greater than one), the numerator of which will equal the number of completed 3-Month Periods elapsed between May __, 1997 and the date of the Early Termination plus, if and only if the applicable Management Target as of the Termination Date has been exceeded,

10, and the denominator of which will equal 20. In addition, Executive shall prepay a portion of this Note equal to (i) as and when received, the amount of any cash dividends or distributions from time to time paid or distributed with respect to any Management Option Shares, (ii) as and when received, an amount equal to the proceeds from any Transfer of any Management Option Shares (other than pursuant to applicable laws of descent and distribution or among Executive's Family Group), and (iii) as and when received, any Deferred Bonus (as defined in the Employment Agreement, dated as the date hereof, between the Company and the Executive) paid to Executive. Executive hereby authorizes and directs the Company (on Executive's own behalf and on behalf of Executive's Permitted Transferees) to withhold the amounts described in clauses (i) - (iii) above for application to the prepayment of this Note. Payments received by the holder hereof shall be applied towards the amount due under this Note (x) first, to the payment of all accrued and unpaid interest on this Note at the time of such payment and (y) second, to the payment of principal of this Note.

     The amounts due under this Note are secured by a pledge of the Pledged Shares as defined in and in accordance with the Option Pledge Agreement (the "Option Pledge Agreement"), dated as the date hereof between Executive and the Company. The occurrence of an Event of Default as defined in the Option Pledge Agreement shall constitute a default under this Note and shall entitle the holder of this Note, at its option, to declare the then outstanding principal balance and accrued interest hereof to be, and the same shall thereupon become, immediately due and payable.

     In the event Executive fails to pay any amounts when due, Executive shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys' fees. To the extent permitted by law, if an Event of Default under the Pledge Agreement shall have occurred and be continuing, holder shall have the right, in addition to all other rights and remedies available to it, to receive for application to the unpaid balance of this Note, and Executive hereby authorizes and directs the Company (on Executive's own behalf and on behalf of Executive's Permitted Transferees) without notice to Executive, to withhold for application to the unpaid balance of this Note, any and all obligations of the Company to Executive under the Executive Agreement, the Employment Agreement or any other agreement; such rights shall exist whether or not the holder hereof shall have made any demand under this Note and whether or not this Note has matured.

     Executive, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Executive hereunder.

     This note shall be governed by the internal laws, not the laws of conflicts, of the State of California.


    *                                   *                                 *

     IN WITNESS WHEREOF, Executive has executed this Note as of the date first above written.



                                        -----------------------------------
                                        ALLAN ROSENCWAIG

                                                                   Schedule 1 to
                                                                Promissory  Note



           Management     Management
            Options        Option       Principal     Principal      Notation
Date       Exercised       Shares       Borrowed     Outstanding     Made by
----       ---------       ------       --------     -----------     -------


                                                                       EXHIBIT H


                               THERMA-WAVE, INC.

                MANAGEMENT OPTION SHARES STOCK PLEDGE AGREEMENT
                -----------------------------------------------


          THIS MANAGEMENT OPTION SHARES STOCK PLEDGE AGREEMENT is made as of ______ ___, ____, between Allan Rosencwaig ("Pledgor"), and Therma-Wave, Inc., a Delaware corporation (the "Company").

          The Company and Pledgor are parties to an Executive Stock Agreement, dated May 16, 1997 (the "Executive Stock Agreement"), pursuant to which Pledgor had the right to purchase up to 671,875 shares of the Company's Class B Common Stock, $.01 par value, pursuant to the exercise of Management Options (as defined in the Executive Stock Agreement). Shares received upon exercise of the Management Options constitute Management Option Shares (the "Pledged Shares"). The Company has agreed to loan Pledgor a portion of the Exercise Price for the Pledged Shares in exchange for a promissory note (the "Management Option Share Note") issued by the Executive to the Company. This Pledge Agreement provides the terms and conditions upon which the Management Option Share Note is secured by a pledge to the Company of the Pledged Shares.

          NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as partial payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

     1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

     2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with such duly executed forms of assignment as the Company may request and deems sufficient to transfer title thereto to the Company.

     3. Voting Rights. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement and until such time as the Company exercises one or more of its rights and remedies upon an Event of Default (as defined in, and pursuant to, Section 5 hereof), Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the exercise by the Company of any such right or remedy upon an Event of Default pursuant to Section 5 hereof, Pledgor shall no longer be able to vote the Pledged Shares.

     4. Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and, at the request of the Company, shall promptly deliver such additional security to the Company together with such duly executed forms of assignment as the Company may request and deems sufficient to transfer title thereto to the Company, and such additional security shall be deemed to be part of the Pledged Shares hereunder; provided that all cash dividends and other cash distributions made on or in respect of the Pledged Securities shall be applied to prepay the Note in the manner set forth therein.

     5. Default. If Pledgor (a) defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or otherwise breaches any of the terms of this Agreement and such default or breach shall continue for 10 days or (b) becomes insolvent (as such term may be defined or interpreted under any applicable statute), commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to any such relief or the appointment of or taking possession of its property by any official in an involuntary case or proceeding commenced against it (each of clause (a) and clause (b), an "Event of Default"), the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of California or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, reasonable attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. To the extent provided in the Note, Pledgor shall be liable for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the reasonable fees of any attorneys employed by the Company to collect such deficiency; provided, however, that at no time shall the Pledgor's personal liability hereunder or under the Note exceed the Aggregate Recourse Amount (as such term is defined in the Note).

     6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

     7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment as Pledgor may request and deems sufficient to reconvey title thereto to Pledgor. Simultaneous with the consummation of an Approved Sale (as defined in the Executive Stock Agreement, dated as of the date hereof, between Pledgor and the Company), the Company shall surrender the Pledged Shares to Pledgor together with all forms of assignment as Pledgor may request and deems sufficient to reconvey title thereto to Pledgor; provided that all proceeds received with respect to the Pledged Shares in such Approved Sale be applied to pay the Note in the manner set forth therein.

     8. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that Pledgor has good and valid title to all of the Pledge Shares, free and clear of any other liens, security interests and other encumbrances, and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights as a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein (other than a transfer pursuant to applicable laws of descent and distribution or among Executive's Family Group (as defined in the Executive Stock Agreement between Executive and the Company) and subject to the security interest granted herein).

     9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     12. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of California.

                *             *               *                *

          IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.


                                        THERMA-WAVE, INC.

                                        By____________________________

                                        Its____________________________


                                        ________________________________
                                        ALLAN ROSENCWAIG



                      [Signature Page to Allan Rosencwaig
               Management Option Shares Stock Pledge Agreement]

                                                                       EXHIBIT I




                       ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased shares of Class B Common Stock, par value $.01 per share (the "Shares"), of Therma-Wave, Inc. (the "Company"), on _________. Under certain circumstances, the Company or certain stockholders of the Company have the right to repurchase the Shares at either cost or fair market value from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code
(S)83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation
(S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year ____ the excess (if any) of the Shares' fair market value on __________ over purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

     1.   The name, address and social security number of the undersigned:

                     Allan Rosencwaig
                     3304 Deer Hollow Drive
                     Danville, California 94506
                     ###-##-####

     2. A description of the property with respect to which the election is being made: _______ shares of Class B Common Stock, par value $.01 per share.

     3. The date on which the property was transferred: __________. The taxable year for which such election is made: calendar _______.

     4. The restrictions to which the property is subject: If during the first five years after the purchase of the Shares the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares shall be subject to repurchase by the Company or certain stockholders of the Company at cost, and if at any time prior to a public offering by the Company or a sale of the Company the undersigned ceases to be employed by the Company or any of its subsidiaries, the vested portion of the Shares shall be subject to repurchase by the Company or certain stockholders of the Company at the fair market value as of the date the undersigned ceases to be employed by the Company. The Shares shall become vested shares on May 16, 2002.

     5. The fair market value on _______ of the property with respect to which the election is being made, determined without regard to any lapse restrictions:
$____ per share of Class B Common Stock.

     6. The amount paid for such property: $_____ per share of Class B Common Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).


Dated:  _________________                        ______________________________
                                                         Allan Rosencwaig